UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2026

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11299 Illinois Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series F Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 12, 2026, the Company held its 2026 Annual Meeting of Shareholders at which the Company’s shareholders voted on the three proposals noted below, each of which is further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2026 (the “2026 Proxy Statement”). Voting results for each proposal are set forth below.

Proposal 1
The nine nominees to serve as directors of the Company were elected, each for a one-year term expiring at the Company’s 2027 annual meeting of shareholders and until his or her successor is duly elected and qualified. Voting results were as follows:

	For	Against	Abstentions	Broker Non-Votes
Gary C. Bhojwani	81,246,371	206,285	29,547	4,292,819
Archie M. Brown	80,925,172	526,957	30,074	4,292,819
David B. Foss	80,575,917	876,580	29,706	4,292,819
Linda T. Gibson	81,387,302	65,333	29,568	4,292,819
Adrianne B. Lee	80,925,423	511,566	45,214	4,292,819
Daniel R. Maurer	80,074,756	1,375,348	32,099	4,292,819
Chetlur S. Ragavan	81,401,173	49,310	31,720	4,292,819
Steven E. Shebik	81,406,630	45,785	29,788	4,292,819
Jessica A. Turner	80,898,124	540,596	43,483	4,292,819

Proposal 2
The proposal to approve, by non-binding advisory vote, the executive compensation of the Company’s named executive officers disclosed in the 2026 Proxy Statement was approved. Voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
79,637,913	1,675,840	168,450	4,292,819

Proposal 3
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 was approved. Voting results were as follows:

For	Against	Abstentions
83,949,859	1,766,276	58,887

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 13, 2026	By:	/s/ Joel T. Koehneman
Joel T. Koehneman
Senior Vice President and Chief Accounting Officer

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